                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275
PRICING SUPPLEMENT NO. 2
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated January 24, 2001)



                                 --------------

                                   $179,064.00

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


------------------------------------------------------------------------------------------- --------------------------
DATE OF PURCHASE.......................................................................         JANUARY 26, 2001
------------------------------------------------------------------------------------------- --------------------------
NUMBER OF SHARES.......................................................................              29,700
------------------------------------------------------------------------------------------- --------------------------
PRICE PER SHARE........................................................................              $6.0291
------------------------------------------------------------------------------------------- --------------------------
PROCEEDS TO CYGNUS.....................................................................            $179,064.00
------------------------------------------------------------------------------------------- --------------------------














            The date of this Pricing Supplement is January 26, 2001.